UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 17, 2007

Volcano Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-52045	33-0928885
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

2870 Kilgore Road		95670
Rancho Cordova, California		(Zip Code)
(Address of principal executive offices)
(800) 228-4728
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into A Material Definitive Agreement.
Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
Exhibit Index
EXHIBIT 1.1
EXHIBIT 5.1
EXHIBIT 99.1

Item 1.01. Entry into A Material Definitive Agreement.
On October 17, 2007, Volcano Corporation (the “Company”) entered into an underwriting agreement with J.P. Morgan Securities Inc., Banc of America Securities LLC and Piper Jaffray & Co, as representatives of the underwriters named in Schedule 1 thereto (the “Underwriting Agreement”). The Underwriting Agreement provides for the offer and sale by the Company of 7,000,000 shares of common stock plus an option granted to the Underwriters, exercisable for 30 days, to purchase up to an additional 1,050,000 shares of common stock to cover over-allotments, if any. The Underwriters have agreed to purchase the shares from the Company pursuant to the underwriting agreement at a price of $15.316 per share. The price to the public is $16.25 per share. The offering is being made pursuant to the Company’s effective shelf registration statement on Form S-3 (Registration No. 333-146217) previously filed with the Securities and Exchange Commission (the “SEC”), including a related prospectus dated September 27, 2007, as supplemented by a Preliminary Prospectus Supplement dated October 9, 2007 and a Prospectus Supplement dated October 17, 2007, which the Company filed with the SEC pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended. The underwriting agreement is filed as Exhibit 1.1 to this report, and the description of the material terms of the underwriting agreement is qualified in its entirety by reference to such exhibit.
The opinion of counsel regarding the validity of the common stock to be issued pursuant to the offering described in the foregoing paragraph is filed as Exhibit 5.1 hereto.
Item 8.01. Other Events.
On October 17, 2007, the Company issued a press release announcing the pricing of the public offering. A copy of the press release is filed as Exhibit 99.1 to this report and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated October 17, 2007.
5.1	Opinion of Cooley Godward Kronish LLP.
23.1	Consent of Cooley Godward Kronish LLP (contained in Exhibit 5.1).
99.1	Press Release issued by Volcano Corporation, dated October 17, 2007.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Volcano Corporation
By:	/s/ John T. Dahldorf
John T. Dahldorf Chief Financial Officer

Date: October 17, 2007

Exhibit Index

Exhibit No.	Description

1.1	Underwriting Agreement, dated October 17, 2007.
5.1	Opinion of Cooley Godward Kronish LLP.
23.1	Consent of Cooley Godward Kronish LLP (contained in Exhibit 5.1).
99.1	Press Release issued by Volcano Corporation, dated October 17, 2007.